Exhibit 10.17
THIRD AMENDMENT TO INVESTOR RIGHTS AGREEMENT
     THIS THIRD AMENDMENT TO INVESTOR RIGHTS AGREEMENT (this “Third Amendment”) is entered into as of August 26, 2009 (the “Third Amendment Date”), by and among TrustWave Holdings, Inc., a Delaware corporation (the “Company”), and the persons signatory hereto (the “Signatories”).
RECITALS
     WHEREAS, the Company and its stockholders are parties to that certain Investor Rights Agreement, dated as of March 14, 2005, as amended through the date hereof (as so amended, the “Original Agreement”); and
     WHEREAS, all capitalized terms used in this Third Amendment which are not defined herein shall have the respective meanings assigned to them in the Original Agreement; and
     WHEREAS, the Signatories constitute the holders of at least a majority of the Registrable Securities; and
     WHEREAS, the parties hereto desire to amend the Original Agreement as provided in this Third Amendment.
     NOW, THEREFORE, in consideration of the foregoing recitals and the mutual promises, representations, warranties, covenants and conditions contained in this Third Amendment and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto, intending to be legally bound, agree as follows:
     1. Addition of Common Stockholders. For all purposes of the Original Agreement, as amended by this Third Amendment, each stockholder listed on the attached Schedule 1 is hereby constituted as a Common Stockholder and, so long as on the date of determination such stockholder holds Registrable Securities representing at least 100,000 shares of Common Stock, a Major Common Stockholder.
     2. Information and Reporting. Without limiting the foregoing, each stockholder listed on the attached Schedule 1 shall be entitled to the benefits of Sections 3.1 and 3.2 of the Original Agreement, subject to the limitations contained in Sections 3.3 and 3.7 of the Original Agreement, so long as such stockholder is a Major Investor and continues to hold at least ten percent (10%) of the total number of shares of capital stock (as adjusted for stock splits and on an as-converted basis) held by such stockholder on the Third Amendment Date.
     3. “Market Stand-Off” Agreement. The first sentence (other than the proviso) of Section 2.10 of the Original Agreement is hereby amended to read, in its entirety, as follows:
Each Holder hereby agrees that such Holder shall not sell or otherwise transfer or dispose of any Common Stock (or other securities) of the Company held by such Holder (other than those included in the registration) for a period specified by the representative of the underwriters of Common Stock (or other securities) of the Company not to exceed ninety (90) days or, if required by the underwriters, a period not to exceed one hundred eighty (180) days following the effective date of a Registration Statement of the Company filed under the Securities Act (the “Lock-up”);
     4. Joinder. By executing this Third Amendment, each stockholder listed on the attached Schedule 1 agrees that he, she or it shall succeed to all of the obligations of a Common Stockholder, Major Common Stockholder and/or Major Investor as contemplated by the Original Agreement, as amended by this Third Amendment.
     5. No Other Amendments. Except as expressly amended by this Third Amendment, all of the terms and provisions of the Original Agreement shall remain in full force and effect.
     6. Counterparts. This Third Amendment may be executed by facsimile and in counterparts, each of which shall be an original, but all of which together shall constitute one instrument.
(SIGNATURES ON NEXT PAGES)

     IN WITNESS WHEREOF, the parties hereto have caused this Third Amendment to be executed as of the Third Amendment Date.

COMPANY: TRUSTWAVE HOLDINGS, INC.
By:	/s/ Robert McCullen
	Name:	Robert McCullen
	Title:	Chief Executive Officer

STOCKHOLDERS: Financial Technology Ventures II (Q), L.P. By: Financial Technology Management, II, LLC
By:	/s/ Richard N. Garman
	Name:	Richard N. Garman
	Title:	Managing Member

Financial Technology Ventures II, L.P. By: Financial Technology Management, II, LLC
By:	/s/ Richard N. Garman
	Name:	Richard N. Garman
	Title:	Managing Member

/s/ Richard Kiphart
Richard Kiphart

/s/ David Valentine
David Valentine

DBRC Investments, LLC.
By:	/s/ Robert McCullen
	Name:	Robert McCullen
Title:

/s/ Joseph L. Patanella
Joseph L. Patanella

/s/ Phillip J. Smith
Phillip J. Smith

Caledonia Investments, L.P.
By:	/s/ Tim Nicholson
	Name:	Tim Nicholson
	Title:	Managing Director

The Nicholson Family Limited Partnership
By:	/s/ Tim Nicholson
	Name:	Tim Nicholson
	Title:	General Partner

MBK Ventures, LLC
By:
	Name:	Robert McCullen
	Title:	Manager

THE PRODUCTIVITY FUND, IV L.P.
By:	First Analysis Management Company IV,
L.L.C., its General Partner
By:	First Analysis Venture Operations and
Research, L.L.C., its Member
By:	First Analysis Corporation, its Manager

By:	/s/ Howard S. Smith Howard S. Smith, Managing Director

THE PRODUCTIVITY FUND, IV ADVISORS FUND, L.P.
By:	First Analysis Management Company IV,
L.L.C., its General Partner
By:	First Analysis Venture Operations and
Research, L.L.C., its Member
By:	First Analysis Corporation, its Manager

By:	/s/ Howard S. Smith Howard S. Smith, Managing Director

SIGMA PARTNERS 6, L.P.
By:	/s/ Robert E. Davoli
Its Managing Director

SIGMA ASSOCIATES 6, L.P.
By:	/s/ Robert E. Davoli
Its Managing Director

SIGMA INVESTORS 6, L.P.
By:	/s/ Robert E. Davoli
Its Managing Director

WILLIAM BLAIR CAPITAL PARTNERS VII QP, L.P.
By:	Ellen Carnahan
Its Managing Director of its GP_____

WILLIAM BLAIR CAPITAL PARTNERS VII, L.P.
By:	Ellen Carnahan
Its Managing Director of its GP_____

GCP IV AFFILIATES, L.P.
By:	/s/ [illegible signature]
Its

GLOBESPAN CAPITAL PARTNERS IV GMBH & CO. KG
By:	/s/ [illegible signature]
Its

JAFCO GLOBESPAN USIT IV, L.P.
By:	/s/ [illegible signature]
Its

GLOBESPAN CAPITAL PARTNERS (CAYMAN) IV, L.P.
By:	/s/ [illegible signature]
Its

GLOBESPAN CAPITAL PARTNERS IV, L.P.
By:	/s/ [illegible signature]
Its

SEQUEL LIMITED PARTNERSHIP III
By:	/s/ [illegible signature]
Its

SEQUEL ENTREPRENEURS’ FUND III, L.P.
By:	/s/ [illegible signature]
Its

/s/ David Parkinson
David Parkinson

/s/ James Barker
James M. Barker

SCHEDULE 1
Viking Stockholders
Sigma Partners 6, L.P.
Sigma Associates 6, L.P.
Sigma Investors 6, L.P.
William Blair Capital Partners VII QP, L.P.
William Blair Capital Partners VII, L.P.
GCP IV Affiliates, L.P.
Globespan Capital Partners IV GmbH & Co. KG
JAFCO Globespan USIT IV, L.P.
Globespan Capital Partners (Cayman) IV, L.P.
Globespan Capital Partners IV, L.P.
Sequel Limited Partnership III
Sequel Entrepreneurs’ Fund III, L.P.
David Parkinson
James M. Barker